                                                                   EXHIBIT 10.11
                                                            ____________________

                                SECOND SCHEDULE

                                    F I J I
                                    -------
____________________

                                     LEASE
                                     -----

FIJI PUBLIC SERVICE ASSOCIATION a trade union duly registered under the Trade Union Act (Cap 96) (hereinafter called "the Lessor" ) hereby leases to CUL
(FIJI) LIMITED a limited liability company having its registered office at Lautoka (hereinafter called "the Lessee") to be held by the Lessee as tenant for the period of ten (10) years commencing on the 1st day of December, 1998 or if consent of the Minister of Lands is not obtained by that day then the 1st day of the 1st month following the date of the Minister of Land's consent at the monthly rental of $29,000.00 (Twenty nine thousand dollars) per month plus VAT payable on the 1st day of each and every month at the times and in the manner hereinafter provided for the initial period of 5 years and thereafter at a Fair Market Value rent to be agreed between the Lessor and the Lessee for the next 5 years which rent is to be determined in accordance with the procedure set out in clause 4 hereof if no agreement is reached the Lessor and the Lessee which rent in any event shall not be less than $29,000.00 per month TOGETHER WITH ALL THAT improvement by way of a supermarket complex (comprising a floor area of not less than 30,000 square feet) with car-park space for 90 vehicles constructed by the Lessor pursuant to an Agreement dated ____ day of _________, 1998 between the Lessor and Lessee situated on the south western part of the freehold land situated at Laucala Bay Road, Suva hereinafter referred to as "the demised premises" and identified in the Schedule hereto ON ALL THAT OR PARCEL OF LAND described as follows:-



                                                                                          Area
Title Number             Description           Island                City                 A R P
-------------------------------------------------------------------------------------------------------
                           Lot 1 on                                                Slightly in excess
C. T. 24859              DP No. 6617           Vitilevu              Suva               of 1 acre
-------------------------------------------------------------------------------------------------------


______________________________________________  Lodged by:  YOUNG & ASSOCIATES,
                                                            SOLICITORS,
                            No.                             LAUTOKA. FIJI.
----------------------------   ---------------
Registered                  at
          ------------------  ----------------

          ------------------------------------  Date
                  Registrar of Titles               ---------------------------
                                                Documents:
______________________________________________            ----------------------

This Lease is subject to the following conditions, restrictions and covenants:

1.   THE Lessee hereby agrees with the Lessor as follows: -

     (a) To pay the reserved rent Plus VAT in Suva to the Lessor or to such agent as it shall from time to time in writing direct;

     (b) To pay promptly all apportioned (according to the area utilized) Suva City Council rates, garbage fees, charges for electricity and water consumed on the demised premises and not to commit or permit any act or omission whereby the water or electricity supply shall be or become liable to be disconnected;

     (c) Subject to paragraph 3(h) hereof from time to time and at all times throughout the said term to uphold and maintain in good and tenantable repair the interior of the walls floors and ceilings but not if it relates to structural aspect thereof of the demised premises and the windows doors locks and fastenings thereof and (but without prejudice to the Lessee's obligations under paragraph (d) of this clause) the electrical water and sewerage installations therein and all the Lessor's fittings and fixtures in connection therewith (fair wear and tear and damage by fire storm earthquake or inevitable accident or strikes and riots or civil commotion or action of the States enemies (without neglect or wilful default of the Lessee) alone excepted and at the expiry or sooner determination of the said term to deliver up to the Lessor the demised premises in and tenantable repair save only as aforesaid;

     (d) At the expense of the Lessee to replace or repair all defective or broken circuit fuses, wall switches and lampholders in the electricity installations of the demised premises, promptly renew the washers or any leaking taps in the demised premises and repair and replace all broken glass including exterior windows in the premises;

     (e) Not to throw or permit to be thrown any rubbish or other substances or things out of any windows or doors of the demised premises or in or about other parts of the said building to which the Lessee shall have access or into any water closet or other water supply apparatus of the demised premises and not to do or permit any act whereby the exterior walls of the demised premises shall be discolored defaced or damaged;

     (f) To duly and promptly comply with all lawful notices and requirements of the relevant City Council; Medical; Health and other proper Public Authorities relating to the demised premises in respect of matters arising from the Lessee's neglect or default;

     (g) (i) Not at any time to do or suffer any act or omission upon or about the demised premises which may render any increased or extra premium payable for the insurance of the said building against loss or damage by fire or which may make void or voidable any policy for such insurance;

          (ii) To keep the Lessor indemnified against all claims, actions, losses and expenses of any nature which the Lessor may suffer or incur or for which the Lessor may become liable in respect of:

          (1) The neglect or careless use or misuse by the Lessee or persons under the control of the Lessee of the demised premises or arising out of any faulty fixture or fitting of the Lessee;

          (2) Any accident or damage to property or any person arising from any occurrence in or near the demised premises wholly or in part by reason of any act or omission by the Lessee or persons under the control of the Lessee;

     (h) Not to suffer or permit any person or persons to carry out or permit to be carried on in or upon the demised premises any noise or offensive or immoral business trade calling or purpose nor create any nuisance thereon or do or suffer to be done any act matter or thing which shall or may be or may grow to the annoyance nuisance grievance damage or disturbance of the Lessor or occupiers of any adjoining lands or premises;

     (i) To permit the Lessor or its servants agents contractors or workmen at all reasonable times and on giving notice to the Lessee to enter into and upon the demised premises to view the state and condition thereof or for the purpose of executing repairs or renovations thereto or to any other part of the building of which the demised premises form part provided however that the Lessor its servants agents contractors or workmen shall not enter any strong-room cage or place in the demised premises where money securities or documents are kept unless accompanied by an officer of the Lessee and that the Lessor will use all reasonable endeavors to ensure that any repair or renovation work shall be carried out in a manner which will not unduly interfere with the Lessee's business;

     (j) The Lessee will not without the consent in writing of the Lessor bring upon the demised premises any machinery or plant or equipment unless reasonably necessary or proper for the conduct of the Lessees use of the demised premises as herein provided and in no event shall any such machinery plant or equipment be of such nature or size as to cause or in the reasonable opinion of the Lessor be likely to cause any structural or other damage to the floors or walls or any other parts of the demised premises or the common parts. Before bringing any such equipment upon the demised premises, or the common parts the Lessee shall inform the Lessor of the Lessee's intention so to do and the Lessor may direct the routing installation and location of all such machinery plant and equipment and the Lessee shall observe and comply with all such directions PROVIDED HOWEVER the Lessor acknowledges that not withstanding the foregoing, it will and does permit the Lessee to use heavy duty fork lifts on the demised premises or the common parts in the normal course of business;

     (k) The Lessee will not use or permit to be used the premises or any part thereof otherwise then as a supermarket;

     (l) The Lessee will not assign transfer demise sublet or part with or share the possession of or grant any license affecting or otherwise deal with or dispose of the demised premises or any part thereof or any act or deed procure the demised premises or any part thereof to be assigned transferred demised sublet shared or put into the possession of any person or persons without the consent in writing of the Lessor first had and obtained which consent shall not be reasonably or arbitrarily withheld where the assignee or sub-lessee is financially sound reputable and reliable and is able to provide a similar bank bond in respect of this Lease as set out in clause 13 hereof.

2.   THE Lessor hereby agrees with the lessee as follows:-

     (a) Except as expressly made payable by the Lessee to duly and punctually pay all insurance premiums and other assessments and charges levied charged or imposed on the Lessor's said land and/or the building thereon or on the Lessor or occupier thereof in respect thereof;

     (b) The Lessee paying the rent hereby reserved and observing and performing all and singular the agreements and stipulations on the Lessee's part herein contained or implied shall peaceably hold and enjoy the demised premises during the said term of years without any interruption by the Lessor or any person rightfully claiming under or in trust for the Lessor;

     (c) The Lessor will keep in good and tenantable repair and condition the buildings on the demised premises so that the Lessee shall have the full and free use and benefit thereof and the demised premises and without limiting the generality of the foregoing the Lessor will at all times maintain in good condition and proper working order the water electrical sewerage and drainage installation in or serving the said buildings or the demised premises except in the case of a defect occasioned by the negligence or default of the Lessee;

     (d) The Lessee may at its option and at its own cost, paint the interior or exterior of the demised premises or any part thereof during the currency of the Lease;

     (e) The Lessor will insure and keep insured during the currency of this Lease all buildings on the demised premises for their full replacement value against all risks including (but not limited to) fire, malicious damage, hurricane and earthquake and shall apply all or any proceeds received under any policy of insurance towards reinstatement or repair of the buildings or any part thereof as hereafter provided.

3. IT is hereby agreed and declared by and between the parties hereto as follows:-

     (a) If the demised premises or any part thereof shall at any time during the continuance of this lease be partially destroyed or damaged by fire floods lighting storm tempest earthquake strikes riots civil commotion or action of the State's enemies but not to such an extent as to render the same unfit for the occupation and use of the Lessee then the Lessor will at Lessor's expense forthwith and with all reasonable speed reinstate the same and a fair and just proportion of the rent hereby reserved according to the nature and extent of the damage sustained shall be suspended and cease to be payable until the premises shall have been reinstated and made fit for the occupation and use of the Lessee and in the case of any dispute arising as to the amount of such abatement of rent the same shall be referred to arbitration under the provisions of the Arbitration Act;

     (b) In case the demised premises shall be destroyed or damaged by fire flood lightning storm tempest earthquake strikes riots civil commotion or action of the State's enemies to such an extent as to render the same wholly untenantable or if through the lawful act of any public authority the Lessee shall be deprived of the use and enjoyment of the demised premises then at the absolute option of the Lessee to be exercised in writing the Lease hereby created may immediately cease and determine but without prejudice to the rights of either party in respect of any antecedent breach or non-observance of any covenant or provisions hereof. If the Lessee does not so exercise the lessee right to determine this Lease within (6) six months from the date of entitlement or if it earlier notifies the Lessor of its desire not to so determine the Lease then this Lease shall continue for the remaining term and any renewal hereby granted in respect of the demised term premises. In that event the Lessee shall be entitled to construct such new building as it shall decide and the Lessor will apply or cause to be applied insurance proceeds received by or for it towards such cost of construction;

     (c) If the whole of the demised Premises, or if such portions of the facilities and building improvements comprising part of the demised Premises as may be required for the reasonable use of the Lessee's business, shall be taken by virtue of any condemnation or eminent domain proceeding, this Lease, at the option of the Lessee, shall automatically terminate as of the date of any final judgment entered under such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. In the event the Lessee does not exercise such right to terminate this lease, this Lease shall continue and the Lessee shall continue in possession of the remainder of the demised Premises under the terms herein provided, except that the monthly rent payable herein shall be reduced in proportion to the amount of the land area of the demised Premises so taken. The Lessee shall have the right to recover from any condemning authority that portion of any award attributed to the Lessee's leasehold interest;

     (d) If and whenever the rent shall be in arrear and unpaid for twenty (21) days from the due date the same may be levied by distress;

     (e) Without prejudice to the rights power and remedies of the Lessor otherwise under this Agreement the Lessee will pay to the Lessor interest at the rate of 13.5% per annum on any moneys including rent due but unpaid for seven (7) days by the Lessee to the Lessor on any account whatsoever pursuant to this Agreement such interest to be computed from the due date for the payment of the moneys in respect of which the interest is chargeable until payment of such moneys in full and to be recoverable in like manner as rent in arrears;

     (f) If the rent hereby reserved or any part thereof shall be in arrear and unpaid for the space of twenty-eight (28) days whether the same shall have been legally or formally demanded or not or if and whenever there shall be any breach or non-observance or non-performance of any stipulation condition or agreement herein on the part of the Lessee contained or implied it shall be lawful for the Lessor forthwith or at any time thereafter without making any demand or giving any notice or doing or seeing to the doing of any act matter or thing to re-enter upon and take possession of the demised premises or any part thereof in the name of the whole whereupon the term hereby created shall absolutely cease any rent due or accruing due hereunder or from liability for any antecedent breach of any stipulation agreement or condition hereunder;

     (g) That no waiver by the Lessor of one breach of any covenant obligation or provision in this Lease contained or implied shall operate as a waiver of another breach of the same or of any other covenant obligation or provision in this Agreement contained or implied;

     (h) In the event of the Lessee holding over after the expiration or sooner determination of the term hereby granted or any lawful renewal thereof with the consent of the Lessor the Lessee shall become a monthly Lessee only of the Lessor at a monthly rental equivalent to a monthly rent payable by the Lessee hereunder after the expiration or sooner determination of such term or renewal thereof and otherwise on the said terms and conditions mutatis mutandis as those herein contained so far as applicable;

     (i) The Lessee may prior to the commencement of the said term and from time to time during the said term and at its discretion make erect or install alterations additions decorations improvements fixtures fittings and appliances within the existing building on the demised premises for the purpose of its business and such shall remain the property of the Lessee and upon the expiration or earlier termination of this Lease, the Lessee may remove the same provided that it makes good any damage to the Lessor's premises occasioned by such removal.

4. AS long as the Lessee is not in default under this Lease, the Lessee shall have the option to renew the term of this Lease for two renewal terms (each, a "Renewal Term") of five (5) years provided the Lessee gives to the Lessor at least nine (9) months notice of its intention to renew the Lease such renewal to be upon the covenants, terms and conditions as set forth in this Lease, except that annual rent for such Renewal Term will be the "Fair Market Rental Value" (defined below) of the Premises at the commencement of the Renewal Term but in any event the annual rent shall not be less than the rent for the previous term. In order to exercise its option to renew, Lessee shall give written notice to Lessor not less that one (1) year prior to the end of the then-current lease term.

"Fair Market Rental Value" shall be determined as follows: Lessor and Lessee shall seek to agree as to Fair Market Value within thirty (30) days after Lessee gives Lessor notice of its election to renew this Lease. If Lessor and Lessee do not agree about Fair Market Rental Value within such thirty (30) day period, the following provisions shall apply:

     (a) Within fifteen (15) days after the expiration of the thirty (30) day period, the Lessor and Lessee shall each identify an impartial, licensed real estate professional familiar to the Suva area to act as a valuation expert. If either party fails to appoint an expert within such fifteen (15) day period, then the determination of the expert first appointed will be final, conclusive and binding on both parties.

     (b) The named experts shall together determine the Fair Market Rental Value. In making such determination, the experts shall consider the rentals at which leases are being concluded for comparable space in the Building and for comparable space in comparable buildings. If the experts fail to agree on the Fair Market Rental Value within thirty
          (30) days of their appointment and the difference in their conclusions about Fair Market Rental Value is (10%) or less of the lower of the two determinations. Fair Market Rental Value shall be the average of the two determinations.

     (c) If the two experts fail to agree on Fair Market Rental Value and the difference between the two determinations exceeds ten percent (10%) of the lower of the two determinations then the experts shall appoint a third expert, similarly impartial and qualified, to determine the Fair Market Rental Value. This third expert shall determine the Fair Market Rental Value within thirty (30) days of his or her appointment, and his or her determination will be final, conclusive and binding on Lessor and Lessee. The Lessor and Lessee shall each execute and deliver an agreement confirming annual rent for the renewal term.

     (d) The Lessor and the Lessee shall each pay the fees of any expert appointed by the Lessor and Lessee, respectively, and Lessor and Lessee shall each pay one-half (1/2) of the fees of the third expert, if any.

5. IN consideration of the sum of $1.00 (One dollar) paid to the Lessor by the Lessee (the receipt of which sum the Lessor hereby acknowledges) the Lessor agrees and undertakes that if at any time during the term of this Lease or any renewal thereof the Lessor shall decide to sell the property comprised in Certificate of Title No. 24859 then the said property shall be first offered in writing to the Lessee. The said offer shall be at a price and upon the terms and conditions as the Lessor shall advise and the offer shall remain open for acceptance by the Lessee for such period as shall be stipulated being not less than one month from the date of the service of the offer upon the Lessee. Upon receipt of the said offer the Lessee may cause a valuation to be done at its cost of the property by a qualified registered valuer in Fiji appointed mutually by the parties or failing agreement by the firm. Such valuation shall be used by the parties as a basis for negotiating an acceptance of the said offer or any other price that may be mutually agreed. Should the parties fail to mutually agree upon a price or should the Lessee refuse to accept the said offer or fail to do so within the stipulated time then the Lessor shall be free to sell the said property to anyone else but such sale shall not be at a price lower nor the terms and conditions any less onerous than those already offered to the Lessee. In any event the cost of the said valuation shall be shared equally by the Lessor and the Lessee.

6. THIS Lease is subject to the consent of Minister of Lands pursuant to the provisions of Section 6 of the Lands Sales Act. The Lessor shall obtain such consent before the execution of this Lease.

7. (a) THE Lessee shall pay all Value Added Tax (or any similar tax levied in substitution therefore) on all payments by the Lessee in terms of this Lease where such payments are levied with such tax.

     (b) THE Lessee shall upon demand pay to the Lessor all Value Added Tax (or Any similar tax levied in substitution therefore) paid or payable by the Lessor in respect of:

          (i)  the rental payable under this Lease;

          (ii) any other payments paid or payable by the Lessee under this Lease or paid by the Lessor on behalf of the Lessee in terms of the Lessee's obligations to make such payment under this Lease.

8.   (a)  IF any dispute or difference shall arise between the parties as to:

          (i)  The meaning or application of any part of this Lease; or

          (ii) Any other matter in connection with or which may have an effect on this Lease the dispute or difference ("the Issue") shall be referred to the award of a single arbitrator to be agreed upon between the Lessor and the Lessee.

     (b) If the Lessor and the Lessee are unable to agree upon a single arbitrator within 10 days of either the Lessor or the Lessee notifying the other in writing of their wish to have the Issue arbitrated then either party ("the Notifying Party") may at any time subsequently by notice in writing to the other party ("the Receiving Party") required the Issue to be determined by two arbitrators (one to be appointed by the Lessor and one to be appointed by the Lessee) and their umpire (to be appointed by the arbitrators before proceeding to determine the Issue). The notice to be given by the Notifying Party pursuant to this subclause shall:

          (i)    Nominate the arbitrator appointed by the Notifying Party; and

          (ii) Require the Receiving Party to nominate its arbitrator by a date not less than 10 days after the date of service of the notice on the Receiving Party; and

          (iii)  Warn the Receiving Party of the consequences under subclause 8
                 (c) of failure to appoint an arbitrator by the date specified by the Notifying Party.

     (c) If the Receiving Party shall fail to appoint its arbitrator by the date specified then the Notifying Party may by notice in writing to the Receiving Party have the Issue determined solely by the Notifying Party's arbitrator.

     (d) If any arbitrator appointed pursuant to subclauses 8 (a) or (b) refuses or fails to act in pursuance of the arbitration (including appointing an umpire if necessary) within a reasonable time of their appointment then either the Lessor or the Lessee may (provided the defaulting arbitrator has first been given in writing a reasonable time in which to act) request the President of the Fiji Law Society to appoint a replacement arbitrator or an umpire (if the arbitrators are unable to agree on an umpire) who shall act in lieu of the defaulting arbitrator or as the umpire as the case may be.

     (e)  Time shall be of the essence under this clause.

     (f) The parties agree to be bound by any decision or award completed pursuant to this clause.

     (g) This provision shall survive the expiration or earlier determination of this Lease.

     (h) Any referral to arbitration under this clause shall be a submission to arbitration under the Arbitration Act Cap 38 which Act shall, to the extent not inconsistent with anything in this clause, apply to any such submission.

10. ALL notices required hereunder shall be in writing and may be personally delivered or mailed by certified or registered mail, addressed to the respective parties, and all notices, demands or other writing to be made, given or sent hereunder, or which may be so given or made or sent by any party to the other shall be deemed to have been fully given or made when personally delivered or if mailed, 3 calendar days following the deposit thereof in the Fiji mail, registered or certified, postage prepaid, and addressed to the respective parties as follows:-

      Lessor:            The Secretary,
                         FIJI PUBLIC SERVICES ASSOCIATION,
                         G.P.O. Box 1405,
                         Suva, Fiji.
                         Tel:  311662
                         Fax:  301099
                         Attn: Mr. Mahendra Chaudhary

     Lessee:             The Managing Director,
                         CUL (FIJI) LIMITED,
                         P.O. Box 7,
                         Nadi, Fiji.
                         Tel:  722670
                         Fax:  720080
                         Attn: Mr. Terence Buckley

11. EACH party shall bear its own Solicitors cost in preparing and attending to execution of this Lease except that the Lessee shall pay disbursements for the stamping and registration of the same.

12.  THIS Lease shall be governed by the laws of Fiji.

13. IN consideration of this Lease the Lessee shall arrange with a Bank in Fiji on execution hereof to give to the Lessor a Bank Bond in the sum of $180,000.00 for the first 5 years as security for the due observance and performance by the Lessee of the conditions and stipulations hereinbefore contained and on its part to be observed and performed. The Bank Bond shall be reduced by $30,000.00 per completed year after completion of 5 years of the Lease until it is reduced to $90,000.00 on completion of the eighth year of the lease when it shall be maintained at $90,000.00 for the balance of the term and the said Bank Bond will apply to any renewal of the term in accordance with clause 4 hereof.

AND IT ITS EXPRESSILY DECLARED AND AGREED by the Lessee that the said Bank Bond shall be provided to the Lessor until expiration of the term of this Lease and that the Lessor shall be entitled to the proceeds of the Bank Bond or part thereof in the event any rent monies is owing or any loss or damage is sustained to the Lessor by reason of the non-fulfillment or non-observance of any of the terms and covenants herein to be performed by the Lessee.

PROVIDED HOWEVER at the expiration or earlier lawful termination of the Lease, the Lessor shall be entitled to the proceeds of the Bank Bond held hereunder.

IN WITNESS WHEREOF the parties have subscribed their names the day and year hereinbefore appearing.

THE COMMON SEAL of FIJI PUBLIC             )
SERVICE ASSOCIATION was hereunto           )
affixed by direction of the Council        )
of the Association in the presence of      )
A. BATISARESAR the President and           )
M.P. CHAUDHARY the General                 )
Secretary of the Association and who       )
certify that they are the proper officers  )
by whom and in whose presence the          )
Seal is to be affixed:                     )


-----------------------------                    -----------------------------
  President                                        General Secretary


THE COMMON SEAL of CUL (FIJI)              )
LIMITED was hereunto affixed in our        )
presence and we certify that we are the    )        [Seal]
proper officers by whom and in whose       )
presence the said Seal is to be affixed:   )


                                                    /s/  Terence Buckley
-----------------------------                    -----------------------------
  Director                                         Secretary